Employment and Compensation Arrangements	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement [Abstract]
Employment and Compensation Arrangements	Employment and Compensation Arrangements
Employee Incentive Plans
Prior to the 2019 Transaction, the Company operated under its 2016 Equity Incentive Plan, which provided for certain employees of the Company to be eligible to participate in equity ownership in the Company. On May 8, 2019, in anticipation of the 2019 Transaction, the Board adopted the 2019 Incentive Award Plan, which was an amendment, restatement and continuation of the 2016 Equity Incentive Plan. Upon closing of the 2019 Transaction, awards under the 2016 Equity Incentive Plan were converted using the exchange ratio established during the 2019 Transaction and assumed into the 2019 Incentive Award Plan (See Note 4 - Business Combinations). The 2019 Incentive Award Plan permits the granting of awards in the form of incentive stock options, non-qualified stock options, share appreciation rights, restricted shares, restricted share units and other stock-based or cash-based awards. Equity awards may be issued in the form of restricted shares or restricted share units with dividend rights or dividend equivalent rights subject to vesting terms and conditions specified in individual award agreements. The Company’s Management Incentive Plan provides for employees of the Company to be eligible to purchase shares of the Company. See Note 16 - Shareholders’ Equity for additional information.
A maximum aggregate amount of 60,000,000 ordinary shares are reserved for issuance under the 2019 Incentive Award Plan. Equity awards under the 2019 Incentive Award Plan may be issued in the form of options to purchase shares of the Company which are exercisable upon the occurrence of conditions specified within individual award agreements. As of December 31, 2021 and 2020, 40,200,324 and 42,785,926, respectively, awards have not been granted.
Total share-based compensation expense, inclusive of cash and non-cash expense, included in the Consolidated Statements of Operations amounted to $139,571, $70,472 and $51,383 for the years ended December 31, 2021, 2020 and 2019, respectively. The total associated tax benefits recognized amounted to $8,480, $30,620 and $751 for the years ended December 31, 2021, 2020 and 2019, respectively.
The Company’s Management Incentive Plan provides for certain employees of the Company to be eligible to purchase shares of the Company. See Note 16 - Shareholders’ Equity for additional information. Along with each subscription, employees may receive a corresponding number of options to acquire additional ordinary shares subject to five years vesting.
As of December 31, 2021 and 2020, there was no unrecognized compensation cost related to outstanding stock options.
Stock Options
The Company’s stock option activity is summarized below:

	Number of Options	Weighted Average Exercise Price per Share	Weighted-Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value
Balance at December 31, 2020	7,860,618	$12.95	6.2	$131,956
Granted	—	—	0	—
Expired	(2,008)	29.33	0	—
Forfeited	—	—	0	—
Exercised	(3,057,008)	12.19	0	(43,425)
Outstanding as of December 31, 2021	4,801,602	$13.43	4.75	$49,655
Vested and exercisable at December 31, 2021	4,801,602	$13.43	4.75	$49,655
The aggregate intrinsic value in the table above represents the difference between the Company’s most recent valuation and the exercise price of each in-the-money option on the last day of the period presented. 3,057,008 and 12,042,862 stock options were exercised as of December 31, 2021 and 2020, respectively. The total intrinsic value of stock options exercised was approximately $43,425 and $150,381 during the years ended December 31, 2021 and 2020, respectively.
The Company accounts for awards issued under the 2019 Incentive Award Plan as additional contributions to equity. Share-based compensation includes expense associated with stock option grants which is estimated based on the grant date fair value of the award issued. Share-based compensation expense related to stock options is recognized over the vesting period of the award which is generally five years, on a graded-scale basis. The weighted-average fair value of options granted per share was $0and $0 as of December 31, 2021 and 2020, respectively.
In connection with the sale and divestiture of non-core assets and liabilities within the IP segment on November 6, 2020, the Company accelerated 43,605 unvested stock options, which resulted in recognition of $791 of compensation expense during the year ended December 31, 2020.
On November 30, 2020, the Company accelerated the vesting of approximately 3,530,000 remaining unvested stock options of the original 28,400,000 issued pursuant to the private company equity plan adopted in 2016 at the time of the formation of Clarivate as a standalone business after its divestiture from Thomson Reuters, including the previously disclosed unvested options held by key officers of the Company. The Company viewed this as an appropriate step to take at that time to streamline the Company’s equity compensation program by easing the administration of the plan and by allowing the Company to better manage the logistics and vesting of these options. The accelerated vesting resulted in the recognition of approximately $2,007 of compensation expense during the year ended December 31, 2020.
The Company uses the Black-Scholes option pricing model to estimate the fair value of options granted. The Black-Scholes model considers the fair value of an ordinary share and the contractual and expected term of the stock option, expected volatility, dividend yield, and risk-free interest rate. Prior to becoming a public company, the fair value of the Company’s ordinary shares were determined utilizing an external third-party pricing specialist.
The contractual term of the option ranges from one to ten years. Expected volatility is the average volatility over the expected terms of comparable public entities from the same industry. The risk-free interest rate is based on a treasury rate with a remaining term similar to the contractual term of the option. The Company is recently formed and at this time does not expect to distribute any dividends to the holders of the Company's ordinary shares. The Company recognizes forfeitures as they occur.

The assumptions used to value the Company’s options granted during the period presented and their expected lives were as follows:

	December 31,
	2021	2020	2019
Weighted-average expected dividend yield	—	—	—
Expected volatility	25.32% - 35.34%	34.05% - 39.43%	19.52% - 20.26%
Weighted-average expected volatility	31.15%	34.79%	19.87%
Weighted-average risk-free interest rate	0.37%	0.14%	2.43%
Expected life (in years)	1.95	1	7.3
Restricted Stock Units (“RSUs”)

RSUs typically vest from six months to three years and are generally subject to either cliff vesting or graded vesting. RSUs do not have non-forfeitable rights to dividends or dividend equivalents. The fair value of RSUs is typically based on the fair value of our ordinary shares on the date of grant. We amortize the value of these awards to expense over the vesting period on a graded-scale basis. The Company recognizes forfeitures as they occur.

	Number of Shares	Weighted Average Grant Date Fair Value per Share
Outstanding as of December 31, 2019	293,182	$16.75
Granted	1,918,288	22.12
Vested	(289,641)	17.17
Forfeited	(111,283)	21.19
Outstanding as of December 31, 2020	1,810,546	19.30
Granted	4,310,054	23.91
Vested	(986,132)	23.18
Forfeited	(602,337)	23.39
Outstanding as of December 31, 2021	4,532,131	$23.42
The Company granted 4,310,054 and 1,918,288 RSUs at a weighted average grant date fair value per share of $23.91 and $22.12, correspondingly recognized $47,606 and $15,142 in compensation expense during the year ended December 31, 2021 and 2020.

The total fair value of RSUs that vested during the year ended December 31, 2021 and 2020 was $22,859 and $4,972, respectively.
Performance Stock Units (“PSUs”)

The Company began granting PSUs (the "Original PSUs") to certain members of management on April 1, 2020 under the 2019 Incentive Award Plan. The Original PSUs typically vest over three years and are subject to performance conditions with a modifier of relative TSR as compared to the S&P 500 for vesting. The fair value of the PSUs is based on the fair value of our ordinary shares on the date of grant and valued using a Monte Carlo simulation. In years one and two of the three year vesting period, it was not possible to predict the likelihood of achieving the target and therefore, the performance condition was deemed not probable as of December 31, 2021. Accordingly, no compensation expense was recognized for the year ended December 31, 2021.

During December of 2020, the Human Resources and Compensation Committee (the “HRCC”) considered the need to continue to align the interests of our named executive officers with those of Clarivate’s shareholders and to compensate our named executive officers for the significant value created for shareholders in 2020. In addition, the HRCC considered the effects of the Covid-19 pandemic on the value of the Original PSUs granted to our named executive officers earlier in 2020, which are eligible to vest based on the achievement of certain three-year financial performance metrics. In choosing the primary performance goals for the Original PSUs, the HRCC had not anticipated the Covid-19 pandemic and its impact on certain elements of performance, which significantly reduced the anticipated value of the Original PSUs.
The Company made a one-time grant of additional PSUs to certain key employees, including its named executive officers on December 17, 2020 under the 2019 Incentive Award Plan. The PSUs are eligible to vest based upon Clarivate’s three-year total shareholder return (“TSR”) as compared to the TSR of the S&P 500 for the same period (the “TSR PSUs”). The TSR PSUs cover the period from January 1, 2020 to December 31, 2022 and have a payout range of 0% to 120% of target. The TSR PSU grants vest over three years and are subject to market conditions for vesting. The probability of achieving the market conditions are incorporated into the fair value of the award, and related expense is recognized over the vesting period. The fair value of the PSUs is based on the fair value of our ordinary shares on the date of grant and valued using a Monte Carlo simulation. Accordingly, the Company recognized $4,473 and $178 of compensation expense for the year ended December 31, 2021 and 2020, respectively. In the event that the Original PSUs vest, the TSR PSUs will be forfeited.

On March 1, 2021, May 15, 2021 and August 15, 2021, the Company granted 499,141, 28,577 and 38,178 PSUs, respectively, to key employees under the 2019 Incentive Award Plan. These PSUs are eligible to vest based on Clarivate's three-year total shareholder return ("TSR") as compared to the TSR of the S&P 500 for the same period as well as the Company's performance against forecasted results. These PSUs cover from January 1, 2021 through December 31, 2023 and have a payout range of 0% to 200%. These PSUs vest over three years and are subject to market conditions. The probability of achieving the market conditions are incorporated into the fair value of the award, and related expense is recognized over the vesting period. The fair value of the PSUs is based on the fair value of our ordinary shares on the date of grant and valued using a Monte Carlo simulation. Accordingly, the Company recognized $805 of compensation expense for the year ended December 31, 2021.

On November 29, 2021 the Company granted 109,505, to a key employee under the 2019 Incentive Award Plan. This award has no TSR based vesting conditions. These PSUs will vest over one year and are subject to performance conditions. No expense has been booked against these awards in 2021, since the performance period will start from January 1, 2022.

	Number of Shares (1)	Weighted Average Grant Date Fair Value per Share
Outstanding as of December 31, 2020	873,325	$25.16
Granted	675,401	23.56
Vested	(5,633)	32.50
Forfeited	(182,838)	24.52
Outstanding as of December 31, 2021	1,360,255	$24.86

(1) The PSUs number of shares are at grant amount and are not reflective of the maximum shares that may ultimately be issued, if any.
Warrants
In connection with the acquisition of Churchill Capital Corp consummated on May 13, 2019, the Company had warrants outstanding for certain individuals to purchase an aggregate of 52,800,000 ordinary shares with an exercise price of $11.50 per share, consisting of 34,500,000 public warrants and 18,300,000 Private Placement Warrants. As of December 31, 2020, no public warrants were outstanding. On November 23, 2020, one individual exercised warrants for 274,000 ordinary shares through a cashless redemption in which 110,484 shares were withheld to cover the exercise price. The net impact of the redemption was an issuance of 163,516 shares. Additionally, on January 21, 2021, one warrant holder exercised warrants for 212,174 ordinary shares through a cashless redemption in which 80,610 shares were withheld to cover the exercise price. The net impact of the redemption was an issuance of 131,564 shares. As of December 31, 2021, there were 17,813,826 ordinary shares outstanding for Private Placement Warrants.

The following table summarizes the changes in Private Placement Warrant shares outstanding as of December 31, 2021 and December 31, 2020.

	Number of Shares	Weighted Average Fair Value per Share
Outstanding at December 31, 2019	18,300,000	$6.11
Exercise of Private Placement Warrants	(274,000)	15.05
Outstanding at December 31, 2020	18,026,000	$17.35

Outstanding at December 31, 2020	18,026,000	$17.35
Exercise of Private Placement Warrants	(212,174)	16.93
Outstanding at December 31, 2021	17,813,826	$12.79

2019 Transaction Related Awards

Upon consummation of the 2019 Transaction, there were 7,000,000 ordinary shares of Clarivate (the "Merger Shares") issuable if the last sale price of Clarivate’s ordinary shares is at least $20.00 for 40 days over a 60 consecutive trading day period on or before the sixth anniversary of the closing of the 2019 Transaction. We engaged a third party specialist to fair value the awards at the modification date using the Monte Carlo simulation approach. The assumptions in the model included, but were not limited to, risk-free interest rate, 1.33%; expected volatility of the Company's and its peer group's stock prices, 20.00%; and dividend yield, 0.00%. The Company recognized $13,720 of expense during the year ended December 31, 2020, in Share-based compensation expense as a result of the waived performance vesting conditions. The Sponsor Agreement provided that certain ordinary shares of Clarivate were subject to certain time and performance-based vesting provisions described below.
The vesting conditions added to certain ordinary shares include the following:
5,309,713 ordinary shares of Clarivate held by persons designated in the Sponsor Agreement, will vest in three equal annual installments on the first, second and third anniversaries of the closing of the 2019 Transaction, respectively, and are not contingent on continuing or future service of the respective holders to the Company.
2,654,856 ordinary shares of Clarivate held by such persons will vest at such time as the last sale price of Clarivate’s ordinary shares is at least $15.25 on or before the date that is 42 months after the closing of the 2019 Transaction; provided that none of such Clarivate ordinary shares will vest prior to the first anniversary of the closing of the 2019 Transaction, not more than 1/3 of such Clarivate warrants will vest prior to the second anniversary of the closing of the 2019 Transaction, and not more than 2/3 of such Clarivate warrants will vest prior to the third anniversary of the closing of the 2019 Transaction. Further, such vesting is not contingent on continuing or future service of the respective holders to the Company.
2,654,856 ordinary shares of Clarivate held by such persons will vest at such time as the last sale price of Clarivate’s ordinary shares is at least $17.50 on or before the fifth anniversary of the closing of the 2019 Transaction; provided that none of such Clarivate ordinary shares will vest prior to the first anniversary of the closing of the 2019 Transaction, not more than 1/3 of such Clarivate warrants will vest prior to the second anniversary of the closing of the 2019 Transaction, and not more than 2/3 of such Clarivate warrants will vest prior to the third anniversary of the closing of the 2019 Transaction. Further, such vesting is not contingent on continuing or future service of the respective holders to the Company.
The vesting conditions added to certain warrants include the following:
17,265,826 of certain warrants held by persons designated in the Sponsor Agreement, will vest at such time as the last sale price of Clarivate’s ordinary shares is at least $17.50 on or before the fifth anniversary of the closing of the 2019 Transaction; provided that none of such Clarivate warrants will vest prior to the first anniversary of the closing of the 2019 Transaction, not more than 1/3 of such Clarivate warrants will vest prior to the second anniversary of the closing of the 2019 Transaction, and not more than 2/3 of such Clarivate warrants will vest prior to the third anniversary of the closing of the 2019 Transaction. Further, such vesting is not contingent on continuing or future service of the respective holders to the Company.
In considering the terms of the transaction related awards, the Company notes that the time-based vesting restrictions were not conditioned on any continuing or future service of the holders to the Company, and reflect “lock-up” periods of the issuable shares. Further, the above mentioned performance-based restrictions were considered market conditions pursuant to ASC 718, and are contemplated in the value of the awards. As such vesting restrictions were contemplated in conjunction with the granting of the merger shares (See Note 16 - Shareholders’ Equity), the Company considered such terms of the total basket of transaction awards in determination of the fair value of the awards. As no continued or future service was required by the holders of such awards, the Company recognized compensation expense in the second quarter of 2019 based on the fair value of such awards upon closing of the 2019 Transaction. The Company recognized $25,013 expense, net in Share-based compensation expense as of the date of the 2019 Transaction in accordance with the issuance of the merger shares offset by the addition of vesting terms to certain ordinary shares and warrants, as described above. The expense included the increases in value of $48,102 for the granting of merger shares, the increase in value of $1,193 for ordinary shares with only time vesting conditions, and the increase in value of shares purchased by the Founders immediately prior to the transaction of $4,411, all offset by the reduction in value of $9,396 for ordinary shares with performance vesting condition of $15.25, the reduction in value of $13,101 for ordinary shares with performance vesting condition of $17.50 and the reduction in value of $6,297 related to warrants. Pursuant to the Sponsor Agreement, certain founders of Churchill Capital Corp purchased an aggregate of 1,500,000 shares of Class B ordinary stock of Churchill immediately prior to the closing of the 2019 Transaction for an aggregate purchase price of $15,000.
We used a third-party specialist to fair value the awards at the 2019 Transaction close date of May 13, 2019 using the Monte Carlo simulation approach. The assumptions included in the model include, but are not limited to, risk-free interest rate, 2.20%; expected volatility of the Company’s and the peer group’s stock prices, 20.00%; and dividend yield, 0.00%. A discount for lack of marketability (“DLOM”) was applied to shares that are subject to remaining post vesting lock up restrictions. The DLOM was between 3% - 7% dependent on the length of the post vesting restriction period.
On August 14, 2019, Clarivate (on its behalf and on behalf of its subsidiaries) agreed to waive the performance and time vesting conditions, described above, subject to the consummation of the secondary offering. These shares and warrants nevertheless remain subject to a lock-up for a period ranging from two to three years following the closing of the Mergers. We used a third-party specialist to fair value the awards at the modification date using the Monte Carlo simulation approach. The assumptions included in the model include, but are not limited to, risk-free interest rate, 1.42%; expected volatility of the Company’s and the peer group’s stock prices, 20.00%; and dividend yield, 0.00%. A DLOM was applied to shares that are subject to remaining post vesting lock up restrictions. The DLOM was between 3% - 7% dependent on the length of the post vesting restriction period.

CPA Global Phantom Plan

The acquired CPA Global business had a legacy deferred compensation plan. Under the plan, there are two groups of employee participants, including a non-management employee participant group and a management participant group. The vesting period for the management participant group plan includes both a lock up period vesting date of October 1, 2021, and an extended lock up period vesting date of October 1, 2022, for certain grants that were issued. The non-management employee participant group included a lock up period vesting period of October 1, 2021. For voluntary leavers under the plan, the participants would forfeit their awards. Given that the awards will be settled in cash, they are accounted for as a liability award in accordance with ASC 718. The liability balance is marked to market at the end of each reporting period.

In connection with the acquisition accounting in accordance with ASC 805, the Company performed an analysis by grant date to attribute the liability between the pre- and post- combination periods. Accordingly, the Company recorded a pre-combination liability of $19,478 which was offset to goodwill in acquisition accounting. The pre-combination liability is accreted over the remaining service periods and the related stock based compensation charge is recorded within the Cost of revenues and Selling, general and administrative costs line items of the Consolidated Statement of Operations.

Given the nature of the lock up periods and the retentive element to the award for the benefit of Clarivate, post-combination stock based compensation charges of $82,880 and $29,924 were recorded within the Cost of revenues and Selling, general and administrative costs line items of the Consolidated Statement of Operations for the years ended December 31, 2021 and 2020, respectively. To the extent vesting of awards were accelerated for colleagues that were involuntarily terminated, the Company accounted for these as a modification and acceleration of stock based compensation charges of $4,588 and $8,543 within the Restructuring and impairment line item of the Consolidated Statement of Operations for the years ended December 31, 2021 and 2020, respectively.

The Employee Benefit Trust ("EBT") associated with the CPA Global Equity Plan was consolidated on October 1, 2020. The EBT held Clarivate shares that were recorded as treasury shares as they were legally issued but not outstanding. The EBT also holds cash that is classified as restricted cash on the Consolidated Balance Sheet. See Note 16 - Shareholder's Equity for further details on the sale of shares in the EBT in December 2021 to fund the payment to the respective employees via payroll in the first quarter of 2022.